UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

May 7, 2019  (May 3, 2019)

Date of Report (Date of earliest event reported)

Primoris Services Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2300 N. Field Street, Suite 1900, Dallas, Texas 75201

(Address of principal executive offices)

(Zip Code)

(214) 740-5600

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company 

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. 

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PRIM	The Nasdaq Stock Market LLC

Item 2.02                      Results of Operations and Financial Condition.

On May 7, 2019, Primoris Services Corporation, a Delaware corporation (“Primoris”, the “Company”) issued a press release announcing its financial performance for the first quarter ended March 31, 2019.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02.Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 3, 2019, Brian Pratt resigned from his position as Chairman of the Board of Directors (“Board”) of the Company. Mr. Pratt will continue to serve as a member of the Board.

On May 3, 2019, the Board unanimously approved the appointment of David L. King as the new Executive Chairman of the Board.

On May 3, 2019, the Board appointed Carla S. Mashinski to the Audit Committee. The Board has determined that Ms. Mashinski satisfies the applicable SEC independence requirements and that Ms. Mashinski qualifies as an Audit Committee “financial expert” as defined under SEC rules and regulations.

On May 3, 2019, the Board appointed John P. Schauerman to the Nominating and Corporate Governance Committee.

Item 5.07            Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Primoris, was held on May 3, 2019. The total number of shares of the Company’s common stock issued, outstanding and entitled to vote at the meeting was 50,842,902 shares. Represented at the meeting either in person or by proxy were 46,788,005 shares, or 92.0% of shares entitled to vote. The results of the votes for the proposals were as follows:

Proposal 1

To elect two Class B Directors to hold office for a one-year term expiring at the annual meeting of stockholders to be held in 2020 or until a successor is elected and qualified.

•	Stephen C. Cook
•	Votes “For” — 43,373,577; votes “Withheld” — 1,039,725; Broker “Non-Votes” — 2,374,703
•	Carla S. Mashinski
•	Votes “For” — 44,227,309; votes “Withheld” — 185,993; Broker “Non-Votes” — 2,374,703

In addition to the directors elected above, the following directors’ terms of office continued after the meeting until subsequent annual meetings of the stockholders:

Class C: — Directors with terms expiring at the 2020 annual meeting of stockholders:

•	Robert A. Tinstman
•	David L. King
•	John P. Schauerman

Class A: — Directors with terms expiring at the 2021 annual meeting of stockholders:

•	Brian Pratt
•	Thomas E. Tucker
•	Peter C. Brown

Proposal 2

Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

•	Votes “For” — 46,216,097
•	Votes “Against” — 536,561
•	Votes “Abstain” — 35,347

Item 8.01            Other Events.

Declaration of Cash Dividend to Stockholders

On May 3, 2019, the Board of Directors declared a cash dividend of $0.06 per common share for stockholders of record as of June 28, 2019, payable on or about July 15, 2019.

Item 9.01.Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description

99.1	Press release dated May 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PRIMORIS SERVICES CORPORATION

Dated: May 7, 2019	By:	/s/ Kenneth M. Dodgen
Kenneth M. Dodgen
Executive Vice President, Chief Financial Officer